                                                              FILE NOS: 33-13054
                                                                        811-5092

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 4, 1996

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Timed Bond Account for Variable Annuities ("Account TB") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 19, 1996, at 8:30 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand, L.L.P. as independent accountants of Account TB for the year ending December 31, 1996.

          3. To approve the continuation of the Distribution and Management Agreement among Account TB, The Travelers Insurance Company and Tower Square Securities, Inc.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 16, 1996 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                                /s/ ERNEST J. WRIGHT

                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON FRIDAY, APRIL 19, 1996

     THE BOARD OF MANAGERS OF THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TB) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 8:30 a.m. on Friday, April 19, 1996, at the offices of Account TB, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 4, 1996.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account TB's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five nominees for members of the Board of Managers listed in this proxy statement, for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1996, and for the approval of the continuation of the Distribution and Management Agreement among Account TB, The Travelers Insurance Company ("Travelers Insurance") and Tower Square Securities, Inc. ("Tower Square") (formerly Travelers Equities Sales, Inc.).

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by Travelers Insurance, the issuer of the variable annuity contracts that use Account TB as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account TB, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 16, 1996 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 11,066,810 units of Account TB outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1996, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting. Approval of Proposal 3 requires the affirmative "vote of a majority of the outstanding voting securities" of Account TB. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less.

ANNUAL REPORT

     Account TB's Annual Report containing financial statements for the fiscal year ended December 31, 1995, was mailed to Contract Owners of record as of December 31, 1995. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling (860) 277-3525.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 18, 1996.

                                                                               CONTRACTS
    NOMINEE FOR                                                                  OWNED
       MEMBER                          PRINCIPAL OCCUPATION                    12/31/95
--------------------   -----------------------------------------------------   ---------
 Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.        None
       Age 62          ("Smith Barney"); Chairman (1993-present), Smith Bar-
 Member Since 1995     ney Strategy Advisors, Inc.; President
                       (1994-present), Smith Barney Mutual Funds Management
                       Inc.; Chairman and Director of forty-one investment
                       companies associated with Smith Barney; Chairman,
                       Board of Trustees, Drew University; Trustee, The East
                       New York Savings Bank; Advisory Director, First
                       Empire State Corporation; Chairman, Board of
                       Managers, seven Variable Annuity Separate Accounts of
                       The Travelers Insurance Company+; Chairman, Board of
                       Trustees, five Mutual Funds sponsored by The
                       Travelers Insurance Company++; prior to July 1993,
                       Senior Executive Vice President of Shearson Lehman
                       Brothers Inc.
   Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Ed-        None
       Age 72          wards & Angell, Attorneys; Member, Advisory Board
 Member Since 1987     (1973-1994), thirty-one mutual funds sponsored by
                       Keystone Group, Inc.; Member, Board of Managers,
                       seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual
                       Funds sponsored by The Travelers Insurance Company++.

                                                                               CONTRACTS
    NOMINEE FOR                                                                  OWNED
       MEMBER                          PRINCIPAL OCCUPATION                    12/31/95
--------------------   -----------------------------------------------------   ---------
Robert E. McGill, III  Retired manufacturing executive. Director                  None
       Age 64          (1983-1995), Executive Vice President (1989-1994) and
 Member Since 1987     Senior Vice President, Finance and Administration
                       (1983-1989), The Dexter Corporation (manufacturer of
                       specialty chemicals and materials); Vice Chairman
                       (1990-1992), Director (1983-1995), Life Technologies,
                       Inc. (life science/biotechnology products); Director
                       (1994-present), The Connecticut Surety Corporation
                       (insurance); Director (1995-present) Calbiochem
                       Novachem International (life science/biotechnology
                       products); Director (1995-present), Chemfab
                       Corporation (manufacturer of specialty materials);
                       Member, Board of Managers, seven Variable Annuity
                       Separate Accounts of The Travelers Insurance
                       Company+; Trustee, five Mutual Funds sponsored by The
                       Travelers Insurance Company++.
   Lewis Mandell       Dean, College of Business Administration                   None
       Age 53          (1995-present), Marquette University; Professor of
 Member Since 1990     Finance (1980-1995) and Associate Dean (1993-1995),
                       School of Business Administration, and Director,
                       Center for Research and Development in Financial
                       Services (1980-1995), University of Connecticut;
                       Director (1992-present), GZA Geoenvironmental Tech,
                       Inc. (engineering services); Member, Board of
                       Managers, seven Variable Annuity Separate Accounts of
                       The Travelers Insurance Company+; Trustee, five
                       Mutual Funds sponsored by The Travelers Insurance
                       Company++.
  Frances M. Hawk      Portfolio Manager (1992-present), HLM Management           None
       Age 48          Company, Inc. (investment management); Assistant
 Member Since 1991     Treasurer, Pensions and Benefits Management
                       (1989-1992), United Technologies Corporation
                       (broad-based designer and manufacturer of high
                       technology products); Member, Board of Managers,
                       seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual
                       Funds sponsored by The Travelers Insurance Com-
                       pany++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company, the investment adviser to some of the Separate Accounts, both indirect wholly owned subsidiaries of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account TB's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1995, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account TB's Secretary prior to December 31, 1996.

MEETINGS

     There were four meetings of the Board of Managers of Account TB during 1995. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc., or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $17,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,000 for each meeting of such Boards attended. As indicated under "Distribution and Management Agreement" on page 9, such compensation is currently paid by Travelers Insurance.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 18, 1996 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account TB, to select the firm of Coopers & Lybrand, L.L.P. as the independent accountants of Account TB for the fiscal year ending December 31, 1996. A representative from Coopers & Lybrand, L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account TB by Coopers & Lybrand, L.L.P. were in connection with the audit function for the year 1995 and included primarily the examination of Account TB's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account TB's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1995, the Audit Committee held one meeting.

3.  APPROVAL OF THE CONTINUATION OF THE DISTRIBUTION AND MANAGEMENT AGREEMENT

     It is proposed that Contract Owners approve the continuation of the Distribution and Management Agreement among Account TB, Travelers Insurance and Tower Square which contains a provision relating to the method of payment of market timing fees.

     Account TB is one of four timed Variable Annuity Managed Separate Accounts (the "Timed Accounts") established for the purposes of segregating the assets of Variable Annuity Contract Owners who enter into third party market timing services agreements ("Timed Contract Owners"), and avoiding the adverse effects that transfers made by market timers for Timed Contract Owners could have on the interests of non-Timed Contract Owners. Copeland Financial Services, Inc. ("Copeland"), is a registered investment adviser and an affiliate of Travelers Insurance, offers market timing services to the Timed Contract Owners pursuant to the terms of a market timing services agreement. For these services, Copeland charges a one-time $30 application fee and an additional fee equivalent to an annual rate of 1.25% of the current value of assets that it times.

     While the market timing agreements are between the Timed Contract Owners and Copeland, Travelers Insurance is also a signatory to the agreement and is solely responsible for payment of the fee to Copeland. Paragraph 5 of the Distribution and Management Agreement provides that Account TB will reimburse Travelers Insurance for the payment of the market timing fees to Copeland. Travelers Insurance seeks such reimbursement through the deduction of a daily asset charge against the assets of Account TB. Travelers Insurance does not retain any portion of the fee and is not compensated for any costs incurred in connection with the payment or deduction of the fees. While the Distribution and Management Agreement remains in effect, this is the sole market timing fee payment method available to Timed Contract Owners.

     On February 7, 1990, an Order was received from the Securities and Exchange Commission granting certain exemptions from the 1940 Act necessary to permit this method of payment of market timing fees. One of the conditions of the Order was that the Distribution and Management Agreement be approved annually by a majority of the outstanding voting securities of each Timed Account. The continuation of the Distribution and Management Agreement was last approved by Timed Contract Owners on April 28, 1995.

     The Board of Managers of Account TB has caused Account TB to execute the Distribution and Management Agreement in order to facilitate this convenient payment method for Timed Contract Owners. However, in causing Account TB to execute this Agreement, the Board of Managers has not approved or made any recommendations with respect to the suitability of market timing services in general, the quality or level of services provided by the current or any future market timers, or the level of the market timing fees. Because the market timing services will continue to be provided pursuant to individual agreements between Timed Contract Owners and Copeland, the Board of Managers does not exercise any supervisory or oversight role with respect to market timing services or the fees charged therefor.

     Timed Contract Owners receive a quarterly statement indicating the estimated dollar amount of market timing fees deducted from their Timed Accounts during the quarter. Timed Contract Owners also receive a chart comparing the performance of their selected timing strategy for the prior twelve months either with the return of a comparable non-Timed Account or, upon prior approval of the Securities and Exchange Commission, with the return of an appropriate index.

     A "vote of a majority of the outstanding voting securities" of Account TB is required to approve the continuation of the Distribution and Management Agreement. If Contract Owners in Account TB do not approve this matter, market timing fees relating to Account TB will be paid by pre-authorized partial surrenders, to the extent permitted by tax law, or by sending a check to Copeland, and the Distribution and Management Agreement will continue in effect, with the exception of paragraph 5, which contains these provisions.

     A copy of the Distribution and Management Agreement is attached hereto as Exhibit A.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account TB's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1996.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation ("TAMIC"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account TB pursuant to an Investment Advisory Agreement (the "Advisory Agreement') dated December 30, 1992. The Advisory Agreement was approved by a vote of Contract Owners at their annual meeting held on April 23, 1993.

     Under the terms of the Advisory Agreement, TAMIC is paid an amount equivalent on an annual basis to the following:

                                               AGGREGATE NET ASSET
ANNUAL MANAGEMENT FEE                          VALUE OF ACCOUNT TB
----------------------                         --------------------
        0.50%             of the first         $ 50,000,000, plus
        0.40%             of the next          $100,000,000, plus
        0.30%             of the next          $100,000,000, plus
        0.25%             of amounts over      $250,000,000.

The advisory fees paid by Account TB for the fiscal year ended December 31, 1995 were $62,947.

     As required by the 1940 Act, the Advisory Agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account TB. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Managers is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of Account TB; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account TB; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of Account TB.

     TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC currently manages assets of over $4.6 billion. TAMIC is a wholly owned subsidiary of Travelers Insurance Group, Inc. (One Tower Square, Hartford, Connecticut), an indirect wholly owned subsidiary of Travelers Group Inc. (388 Greenwich Street, New York, New York). As of December 31, 1995, no person or entity was known to be a beneficial owner of 10% or more of the voting securities of Travelers Group Inc.

     The principal executive officers and directors of TAMIC are set forth in the following table along with their addresses and principal occupations, as well as their respective positions with registered investment companies for which TAMIC currently acts as investment adviser.

   NAME AND ADDRESS OF         POSITION WITH TRAVELERS       POSITION WITH
   PRINCIPAL EXECUTIVE            ASSET MANAGEMENT          OTHER INVESTMENT
OFFICER AND DIRECTORS(1)      INTERNATIONAL CORPORATION       COMPANIES(2)         PRINCIPAL OCCUPATION
-------------------------     -------------------------     ----------------     -------------------------
Marc P. Weill                 Director, Chairman and                             Chief Investment Officer,
                              President                                          Travelers Insurance
David A. Tyson                Director and Senior Vice                           Senior Vice President,
                              President                                          Investments
                                                                                 Travelers Insurance
Joseph E. Rueli, Jr.          Director                                           Vice President
                                                                                 Travelers Insurance
F. Denney Voss                Director                                           Senior Vice President
                                                                                 Travelers Group Inc.
                                                                                 388 Greenwich Street
                                                                                 New York, New York
John R. Britt                 Director and Corporate                             Counsel and
                              Secretary                                          Assistant Secretary
                                                                                 Travelers Insurance

---------------
(1) The address for all of the named persons is The Travelers Insurance Company, One Tower Square, Hartford, Connecticut.

(2) Investment companies currently managed by TAMIC: The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Bond Account for Variable Annuities; Cash Income Trust; High Yield Bond Trust; Managed Assets Trust and the U.S. Government Securities Portfolio and three Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005) of The Travelers Series Trust.
--------------------------------------------------------------------------------

     Investment advice and decisions for each of TAMIC's clients are made in accordance with their investment objectives and policies. Securities considered for investment by Account TB are also usually considered appropriate for investment by other clients served by TAMIC. When the same investment advice or decision is made for more than one client at or about the same time and purchases or sales are made pursuant thereto, transactions in such securities are generally allocated daily among the clients pro rata in relation to the size of the order, using the daily average price. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of securities being bought or sold by Account TB, while in other cases it may produce better executions or lower brokerage rates.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Tower Square Securities, Inc. ('Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account TB. Tower Square is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirectly wholly owned subsidiary of Travelers Group Inc.

     Under the terms of the Distribution and Management Agreement, Travelers Insurance provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by Travelers Insurance and funded by Account TB. For providing mortality and expense risk guarantees, Travelers Insurance receives compensation in an amount equivalent to 1.25% on an annual basis of the value of the net assets of Account TB. Tower Square performs all sales functions relative to the sale and distribution of the Contracts. Tower Square receives no compensation for its services as principal underwriter.

     During 1995, Travelers Insurance received $21,911 for sales and administrative expenses and $157,286 for mortality and expense risk guarantees, for a total of $179,197 under the Distribution and Management Agreement. Travelers Insurance pays all sales costs and costs of qualifying Account TB and its contracts with regulatory authorities, as well as all printing costs and costs of proxy solicitation, sales literature, custodian, accountants' and legal fees, and compensation of the Board of Managers. Travelers Insurance also provides without cost to Account TB all necessary office space, facilities and personnel to manage its affairs.

     The Distribution and Management Agreement will, as required by the 1940 Act, continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account TB. In addition, and in either event, the terms of the Distribution and Management Agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the Distribution and Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Additionally, Contract Owners have been asked to approve the continuation of the Distribution and Management Agreement to allow Travelers Insurance to deduct amounts necessary to pay fees to market timers which provide market timing investment advisory services to Timed Contract Owners. If the continuation of the Distribution and Management Agreement is approved by Contract Owners of Account TB, Travelers Insurance will continue to deduct amounts necessary to pay these fees and will, in turn, pay such fees to the market timers. If Contract Owners do not approve such continuation, the Agreement will continue in effect, with the exception of paragraph 5 of the Agreement which contains these provisions.

     The Board of Managers of Account TB, including those members of the Board of Managers who are not interested persons of Account TB, voting in person on January 18, 1996 at a meeting called for the purpose of voting on such approval, by unanimous action voted to approve continuance of the Distribution and Management Agreement.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                                   EXHIBIT A

                     DISTRIBUTION AND MANAGEMENT AGREEMENT

     DISTRIBUTION AND MANAGEMENT AGREEMENT (the "Agreement") made this 1st day of February, 1995 by and among The Travelers Insurance Company, a Connecticut stock insurance company (hereinafter the "Company"), Tower Square Securities, Inc., (formerly Travelers Equities Sales, Inc.) a Connecticut general business corporation (hereinafter "Tower Square"), and The Travelers Timed Bond Account for Variable Annuities (hereinafter "Account TB"), a separate account of the Company established by its Chairman of the Board and Chief Executive Officer on January 2, 1987 pursuant to a resolution of the Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes. This Agreement supersedes the Distribution and Management Agreement dated December 30, 1992 between the Company and Account TB.

          1. The Company hereby agrees to provide all administrative services relative to variable annuity contracts and revisions thereof (hereinafter "Contracts") sold by the Company, the net proceeds of which or reserves for which are maintained in the Account TB.

          2. Tower Square hereby agrees to perform all sales functions relative to the Contracts. The Company agrees to reimburse Tower Square for commissions paid, other sales expenses and properly allocable overhead expenses incurred in performance thereof.

          3. For providing the administrative services referred to in paragraph 1 above, and for reimbursing Tower Square for the sales functions referred to in paragraph 2 above, the Company will receive the deductions for sales and administrative expenses which are stated in the Contracts.

          4. The Company will furnish at its own expense and without cost to Account TB the administrative expenses of Account TB, including but not limited to:

             (a) office space in the offices of the Company or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

             (b) necessary personnel for managing the affairs of Account TB, including clerical, bookkeeping, accounting and other office personnel;

             (c) all information and services, including legal services, required in connection with registering and qualifying Account TB or the Contracts with federal and state regulatory authorities, preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semi-annual and periodic reports, notices and proxy solicitation materials furnished to variable annuity Contract Owners or regulatory authorities, including the costs of printing and mailing such items;

             (d) the costs of preparing, printing, and mailing all sales literature;

             (e) all registration, filing and other fees in connection with compliance requirements of federal and state regulatory authorities;

             (f) the charges and expenses of any custodian or depository appointed by Account TB for the safekeeping of its cash, securities and other property;

             (g) the charges and expenses of independent accountants retained by Account TB;

             (h) expenses of Contract Owners' and Board of Managers' meetings;

             (i) all expenses of and compensation paid to Members of the Board of Managers of Account TB; and

             (j) reimbursement for amounts paid by Account TB for indemnification of the Board of Managers of Account TB, the officers and agents of Account TB pursuant to Article VI of Account TB's Rules and Regulations, provided that in the case of any person who is a director, officer or agent of the Company, the Company's obligation will be limited to such amount as the Board of Directors of the Company determines to be reasonable.

     Provided, however, that the Company shall not be obligated to pay capital gains taxes, and any other taxes based on income of, assets in or the existence of Account TB.

          5. Provided Contract Owners annually approve this Agreement at a meeting of Contract Owners held for that purpose, Account TB will reimburse the Company for charges and expenses paid by the Company to registered investment advisers which provide market timing investment advisory services relating to the Contracts pursuant to written agreements between the Contract Owners and such market timing investment advisers, which agreements are acceptable to the Company. The failure of Contract Owners to approve this Distribution and Management Agreement shall have no effect on the validity of the provisions of this Agreement other than this paragraph 5.

          6. The services of the Company and Tower Square to Account TB hereunder are not to be deemed exclusive and the Company and Tower Square will be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          7. The Company agrees to guarantee that the annuity payments will not be affected by mortality experience (under Contracts the reserves for which are invested in Account TB) and assumes the risks (a) that the actuarial estimate of mortality rates among annuitants may prove erroneous and that reserves set up on the basis of such estimates will not be sufficient to meet the Company's variable annuity payment obligations, and (b) that the charges for services and expenses of the Company set forth in the Contracts, including the payment of any guaranteed minimum death benefit prior to the Maturity Date specified in the Contract, may not prove sufficient to cover its actual expenses. For providing these mortality and expense risk guarantees, the Company will receive from Account TB an amount per valuation period of Account TB, as provided from time to time.

          8. This Agreement shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance after said date is specifically approved at least annually by a vote of a majority of the Board of Managers, who are parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of the outstanding voting securities of Account TB; provided, however, that this Agreement will terminate automatically in the event of its assignment by either party.

          9. Notwithstanding termination of this Agreement, the Company will continue to provide administrative services and mortality and expense risk guarantees provided for herein with respect to the Contracts in effect on the date of termination, and the Company shall continue to receive the compensation provided under this Agreement.

          10. This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized and, in the case of the Company and Tower Square, the seals to be affixed as of the day and year first above written.

                                           [SIGNATURE LINES OMITTED]

                              THE TRAVELERS TIMED
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT

    VG-159                                                              1996

           THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
Proxy for the Annual Meeting of Contract Owners to be held on April 19, 1996

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Timed Bond Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 8:30 a.m. on Friday, April 19, 1996 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                                   FOR        FOR, except      WITHHOLD
Please vote by filling in the appropriate box below, as shown, using blue or       all       vote withheld    AUTHORITY
black ink or dark pencil.  Do not use red ink. /X/                               nominees     for nominees     for all
                                                                                              listed below     nominees
1.       Election of the Board of Managers - Nominees:                             / /            / /             / /
         Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis
         Mandell, and Frances M. Hawk.
                                                                                   FOR           AGAINST        ABSTAIN
2.       Ratification of the selection of Coopers & Lybrand L.L.P. as              / /            / /             / /
         independent accountants for the fiscal year ending December 31, 1996.

3.       Approval of the continuation of the Distribution and Management
         Agreement among The Travelers Timed Bond Account for Variable
         Annuities, The Travelers Insurance Company and Tower Square
         Securities, Inc.

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

            PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.           102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                -------------------------------------------
                PLEASE MARK, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED
                PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                -------------------------------------------

                PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.




                DATE:_________________,1996

                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                ----------------------------------------------------------------






                ----------------------------------------------------------------
                Signature(s) if held jointly (Title(s), if required)         102